SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): July 31, 2013

           BRIDGELINE DIGITAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33567	52-2263942
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 80 Blanchard Road

Burlington, MA 01803

(Address of principal executive offices, including zip code)

(781) 376-5555

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement

Acquisition of Elements Local

On August 1, 2013, Bridgeline Digital, Inc., a Delaware corporation (“Bridgeline Digital”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Transformational Technologies, Inc., a California corporation doing business as Elements Local (“Elements Local”), and Jeremy LaDuque and Stephen Bridge, the major stockholders of Elements Local (the “Stockholders”), and completed the acquisition of Elements Local.

The Merger Agreement sets forth the terms and conditions pursuant to which Elements Local merged with Bridgeline Digital for consideration paid to the stockholders of Elements Local consisting of (i) $438,000 in cash, (ii) the payment of $187,000 of indebtedness owed by Elements Local, (iii) 526,438 shares of Bridgeline Digital common stock and (iv) contingent consideration of up to $1,300,000 in a combination of cash and shares of Bridgeline Digital common stock. The contingent consideration is payable quarterly over the 12 consecutive calendar quarters following the acquisition, contingent upon the acquired business achieving certain quarterly revenue targets during the period. To the extent that the quarterly revenue target is not met in any particular quarter, the earn-out period will be extended for up to four additional quarters.

The parties to the Merger Agreement made customary representations, warranties and covenants therein, and the completion of the acquisition of Elements Local was subject to customary conditions described therein. In addition, the Merger Agreement prohibits the Stockholders from competing with Bridgeline Digital for a period of three years ending on the second anniversary of the completion of the earn-out period.

In connection with the acquisition, Bridgeline Digital will employ Jeremy LaDuque as Senior Vice President of Franchise and Large Dealer Network Sales. Bridgeline Digital has entered into an employment agreement with Mr. LaDuque containing terms consistent with employment agreements in place with other executives of Bridgeline Digital. The employment agreement includes an agreement not to compete with Bridgeline Digital for a period of up to 12 months after ceasing to be an employee of Bridgeline Digital.

In connection with the acquisition, Bridgeline Digital assumed the lease of the former offices of Elements Local located in San Luis Obispo, California.

The foregoing description of the acquisition and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is filed as an exhibit hereto and is incorporated herein by reference.

Loan Modification

On July 31, 2013, the Bridgeline Digital amended its loan arrangement with Silicon Valley Bank ("July 2013 Amendment"). The July 2013 Amendment increased the borrowing availability on accounts receivable under the line of credit, increased the interest rate on the line of credit and on the term loan, accelerated the maturity date of the term loan such that the term loan will mature on April 30, 2014 and revised certain financial covenants.

The foregoing description of the July 2013 Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the July 2013 Amendment, a copy of which will be filed with Bridgeline Digitals Quarterly Report on Form 10-Q.

Item 2.01. Completion of Acquisition or Disposition of Assets

On August 1, 2013, Bridgeline Digital completed the acquisition of Elements Local described in Item 1.01. The acquisition was made pursuant to the Merger Agreement described in Item 1.01, whereby, upon the terms and subject to the conditions set forth therein, Elements Local merged with Bridgeline Digital.

Item 3.02. Unregistered Sales of Equity Securities

On August 1, 2013, Bridgeline Digital issued 526,438 shares of Bridgeline Digital common stock as partial consideration for the acquisition of Elements Local. The shares were issued to the stockholder of Elements Local pursuant to the terms of the Merger Agreement. The shares were issued without registration and are subject to restrictions under the Securities Act of 1933, as amended, and the securities laws of certain states, in reliance on the private offering exemptions contained in Section 4(2) of the Securities Act of 1933 and on Regulation D promulgated thereunder, and in reliance on similar exemptions under applicable state laws as a transaction not involving a public offering.

Item 7.01. Regulation FD Disclosure

On August 1, 2013, Bridgeline Digital issued a press release announcing the completion of the Elements Local acquisition. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 to this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section. The information in this Item 7.01 (including Exhibit 99.1) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits

Explanatory Note Regarding Exhibits

Investors should not rely on or assume the accuracy of representations and warranties in negotiated agreements that have been publicly filed because such representations and warranties may be subject to exceptions and qualifications contained in separate disclosure schedules, because such representations may represent the parties’ risk allocation in the particular transaction, because such representations may be qualified by materiality standards that differ from what may be viewed as material for securities law purposes or because such representations may no longer continue to be true as of any given date.

(d) Exhibits.

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of August 1, 2013, by and among Bridgeline Digital, Inc., Transformational Technologies, Inc., Jeremy LaDuque and Stephen Bridge.

99.1	Press release issued by Bridgeline Digital, Inc., dated August 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGELINE DIGITAL, INC. (Registrant)

	By:	/s/ Michael D. Prinn
Date: August 6, 2013		Michael D. Prinn Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of August 1, 2013, by and among Bridgeline Digital, Inc., Transformational Technologies, Inc., Jeremy LaDuque and Stephen Bridge.

99.1	Press release issued by Bridgeline Digital, Inc., dated August 1, 2013.